SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           August 28, 2002
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                                KELLWOOD COMPANY
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               (Exact name of registrant as specified in charter)


         Delaware                      001-07340                 36-2472410
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(State of other jurisdiction          (Commission              (IRS Employer
   of incorporation)                  File Number)           Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri         63017
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         On August 28, 2002, the Registrant issued a press release certifying results, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 Press Release certifying results dated August 28, 2002 issued by Registrant.
         99.2     Statement Under Oath of Principal Executive Officer.
         99.3     Statement Under Oath of Principal Financial Officer.

Item 9.           REGULATION FD DISCLOSURE

         On August 28, 2002 Hal J. Upbin and W. Lee Capps, III each delivered for filing with the United States Securities and Exchange Commission ("SEC") a statement in the form required by the SEC to be filed by Chief Executive Officers and Chief Financial Officers of 947 designated publicly held companies, certifying as to the accuracy of the Company's statements filed with the SEC on Forms 10-K, 10-Q and all other filings with the Commission subsequent to the filing of the Company's Form 10-K filing on April 24, 2002.

         Attached to this Form 8-K as Exhibit 99.2 and 99.3 are conformed copies of Mr. Upbin's and Mr. Capps' statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2002

                                           KELLWOOD COMPANY

                                           By:    /s/ Thomas H. Pollihan
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                                                    Thomas H. Pollihan
                                                    Vice President, Secretary
                                                    and General Counsel